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Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 8, 2000, in the Registration Statement (Form N-2) and related Prospectus of UTEK Corporation for the registration of 1,000,000 shares of its common stock.



                                            /s/ Ernst & Young LLP
                                            ---------------------

Tampa, Florida
September 14, 2000